EXHIBIT 99.1


Certification  of Chief Executive Officer and Chief Accounting Officer of Taurus
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Entertainment  Companies, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act
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of  1992  and  Section  1350  of  18  U.S.C.  63.
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I, Eric Langan, the Chief Executive Officer and Chief Accounting Officer of
Taurus Entertainment Companies, Inc., hereby certify that Taurus Entertainment Companies, Inc.'s periodic report on Form 10QSB for the period ending June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10QSB fairly presents, in all material respects, the financial condition and results of the operations of Rick's Cabaret International, Inc.



                              TAURUS  ENTERTAINMENT  COMPANIES,  INC.



Date:  August 12,  2002       By:     /s/  Eric  Langan
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                                      Eric Langan
                                      President and Chief Accounting Officer


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